UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2010

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in its Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Change-in-Control Bonus Program

On August 16, 2010, the Board of Directors of Rewards Network Inc. approved a new cash bonus opportunity (the “Bonus Program”) for the Corporation’s executive officers who were named executive officers in the Corporation’s 2010 Proxy Statement (“Named Executive Officers”). Under the terms of the Bonus Program, if the Corporation is acquired in a change-in-control transaction prior to the earlier of (i) June 30, 2011 and (ii) the date on which the Board of Directors or the Strategic Coordination Committee of the Board of Directors terminates the process of evaluating strategic alternatives as previously announced by the Corporation on June 9, 2010, the Named Executive Officer will be eligible to earn an amount equal to a specified percentage of the acquisition price of the Corporation in the change-in-control transaction as follows.

If the employment of a Named Executive Officer terminates for any reason prior to the closing of the transaction, no cash award will be paid to such Named Executive Officer. If the Named Executive Officer remains continuously employed by the Corporation until the closing date of the transaction, the Named Executive Officer will receive one-half of the cash award within 10 days of the closing of the transaction. The remaining one-half of the cash award will be paid (a) within 10 days of the six-month anniversary of the closing of the transaction if the Named Executive Officer remains continuously employed by the Corporation until such date, or (b) within 10 days of the Named Executive Officer’s date of termination if the Named Executive Officer is terminated by the Corporation without cause (as such term is defined in the Named Executive Officer’s Change in Control Bonus Letter Agreement) after the closing of the transaction but prior to the six-month anniversary of the closing of the transaction. If the employment of the Named Executive Officer terminates for any other reason prior to six months after the closing of the transaction, the remaining one-half of the Named Executive Officer’s cash award will be forfeited.

The total cash award opportunity under the Bonus Program for each of the Named Executive Officers is as follows: 0.650% of the acquisition price for Ronald L. Blake, President and Chief Executive Officer, 0.500% of the acquisition price for Christopher J. Locke, Senior Vice President, Chief Financial Officer and Treasurer, 0.255% of the acquisition price for Megan E. Flynn, Senior Vice President, Marketing and Business Development, and 0.200% of the acquisition price for Roya Behnia, Senior Vice President, General Counsel and Secretary.

The foregoing summary of the terms of the Bonus Program is qualified in its entirety by reference to the Form of Change in Control Bonus Letter Agreement, which is filed as Exhibit 10.1 hereto and is hereby incorporated by reference, and the Change in Control Bonus Letter Agreement entered into with Christopher J. Locke, which is filed as Exhibit 10.2 hereto and is hereby incorporated by reference.

Amendments to Restricted Stock Unit Award Agreements

On August 16, 2010, the Board of Directors of the Corporation also approved certain amendments (collectively, the “Amendments”) to all outstanding restricted stock unit award agreements, dated February 19, 2008 and March 31, 2009, held by certain of the Corporation’s employees, including the Named Executive Officers. The Amendments modify such restricted stock unit award agreements to provide for accelerated vesting upon a change in control. Prior to the approval of the Amendments by the Board of Directors, such restricted stock unit award agreements provided for accelerated vesting following a change in control only if the holder was terminated without cause within twelve months following the change in control.

The foregoing summary of the Amendments is qualified in its entirety by reference to the Amendments, which are filed as Exhibits 10.3 and 10.4 hereto and are hereby incorporated by reference.

Amendment to 2006 Long-Term Incentive Plan

On August 16, 2010, the Board of Directors of the Corporation also approved an amendment to the Corporation’s 2006 Long-Term Incentive Plan (the “LTIP Amendment”). The LTIP Amendment modifies the definition of “Change in Control” so that it no longer excludes the acquisition by Samstock, L.L.C., EGI-Fund (00) Investors, L.L.C., EGI-Fund (05-07) Investors, L.L.C. and their affiliates of any voting security of the Corporation such that immediately after such acquisition Samstock, L.L.C., EGI-Fund (00) Investors, L.L.C., EGI-Fund (05-07) Investors, L.L.C. and their affiliates are, directly or indirectly, the beneficial owner of voting securities representing 50 percent or more of the total voting power of all of the then-outstanding voting securities of the Corporation.

The foregoing summary of the LTIP Amendment is qualified in its entirety by reference to the LTIP Amendment, which is filed as Exhibit 10.5 hereto and is hereby incorporated by reference.

Director Indemnification Agreement

On August 16, 2010, the Board of Directors of the Corporation approved a form of new indemnification agreement to be entered into by the Corporation with each member of the Board of Directors. The newly executed indemnification agreements will replace the prior indemnification agreements that the Corporation had entered into with certain members of the Board of Directors. The form of new indemnification agreement is filed as Exhibit 10.6 hereto and is hereby incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Change in Control Bonus Letter Agreement.

10.2	Change in Control Bonus Letter Agreement, dated August 16, 2010, between Rewards Network Inc. and Christopher J. Locke.

10.3	Form of Amendment No. 1 to the Rewards Network Inc. Restricted Stock Unit Award Agreements dated February 19, 2008.

10.4	Form of Amendment No. 1 to the Rewards Network Inc. Restricted Stock Unit Award Agreements dated March 31, 2009.

10.5	Amendment No. 2 to the Rewards Network Inc. 2006 Long-Term Incentive Plan.

10.6	Form of Director Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Roya Behnia
Roya Behnia
Senior Vice President, General Counsel and Secretary

Dated: August 18, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Change in Control Bonus Letter Agreement.

10.2	Change in Control Bonus Letter Agreement, dated August 16, 2010, between Rewards Network Inc. and Christopher J. Locke.

10.3	Form of Amendment No. 1 to the Rewards Network Inc. Restricted Stock Unit Award Agreements dated February 19, 2008.

10.4	Form of Amendment No. 1 to the Rewards Network Inc. Restricted Stock Unit Award Agreements dated March 31, 2009.

10.5	Amendment No. 2 to the Rewards Network Inc. 2006 Long-Term Incentive Plan.

10.6	Form of Director Indemnification Agreement.